SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	333-166786	27-0971332
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

411 University Ridge Suite D Greenville, SC 29601 (Address of principal executive offices) Phone: (864) 346-2733 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

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SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

•	On October 12, 2011, Michael W. McMahon was appointed as Chief Operating Officer of the Company.

The biography for Mr. McMahon is set forth below:

MICHAEL W. McMahon Michael W. McMahon is a project management and business development executive with an exceptionally wide range of construction/ engineering and senior management experience. Mr. McMahon has been an outstanding contributor from his early work as a Project Manager to his more recent executive assignments Fluor, Jacobs Engineering, CRS Sirrine and his own management-consulting firm.  He has compiled a record of personal achievement in project turnarounds, business development, managing key accounts, process controls & improvements, startups, joint ventures, mergers & acquisitions and profit improvement initiatives.

Skilled at managing complex business challenges, Mr. McMahon is an experienced leader with well-developed business instincts, solid communication skills and determination.  He recognizes issues vital to organizational success and then focuses his team on overcoming all obstacles to progress.  His management skills are complemented by a talent for translating creative thought into an actionable strategies and his ability to recognize, communicate and keep his teams focused on the core issues at hand.

Overall, Mr. McMahon has a combination of frontline international management experience, a standout record in sales and business development and experience as a designer/developer of innovative process controls that add profit and competitive advantage for the firm, but more importantly executes for the best value.  This skill set forms the profile of a complete executive; business strategist, systems architect, troubleshooter, spokesman, negotiator, trainer and dealmaker.  Mr. McMahon’s education includes a Bachelor’s degree in Economics from the University of Cincinnati.  A few noteworthy achievements, as outlined below, will further underscore his many skills and qualifications.

As Principal & General Manager of Unique Solutions LLC since 2006, Mr. McMahon developed, STEPS, an advanced system for the construction and construction engineering industries.  Development entailed distillation of 11,000 pages of documentation into a concise, user-friendly system with process flows, procedures, templates and more to form a program of Best-In-Class concepts and methods for smooth execution of complex, multi-site projects.  He has successfully trained over 450 executives, managers and staff in STEPS.

As Senior Vice President of $22B Fluor Corp. during 2001-2006, Mr. McMahon’s contributions included the emergency rebuild and restart of a Katrina-damaged sugar refinery in Louisiana.  Within hours of the contract award, his team was mobilized and work began.  The project was successfully completed and brought online two weeks ahead of schedule.

Mr. McMahon also spearheaded the turnaround of a troubled Procter & Gamble development project at Fluor Corp.  The $95M project was over-budget and behind schedule when he took control.  His team made up months of delays and restored the relationship with a valuable, 30-year customer.

In addition, Mr. McMahon rebuilt a relationship with the world’s largest semiconductor manufacturer by addressing a series of performance issues that had begun to erode customer confidence.  He personally negotiated settlements of all outstanding issues and successfully re-established his company as a Tier-One Supplier for this major account.  In the next three years, Fluor was awarded multiple contracts in China, Malaysia and the US.

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While with $10B Jacobs Engineering as Senior Vice President during 1994-1999, Mr. McMahon was asked to take over an inherited $2.2B project that had fallen behind schedule at California’s Lawrence Livermore Laboratories.  He quickly implemented a program to realign work processes, installed new contractor selection methods, improved safety measures and strengthened project controls.  His team engineered a complete turnaround and completed the project successfully.

Also at Jacobs Engineering, he contributed in the development of a partnership with one of China’s top design institutes for high tech projects.  He developed and presented a comprehensive proposal on a joint venture to Chinese government and Institute officials, winning their approval.  As a partner, Jacobs gained instant credibility with Chinese and foreign entities that led to substantial new, high tech construction contracts.

As Executive Vice President for CRSS, Inc., a $900M construction/engineering firm, Mr. McMahon contributed to business development.  Among his accomplishments was the development of expertise in industrial power cogeneration which led to $250M in new business over five years.  He also was instrumental in winning an outsourcing contract from a Fortune 500 firm for design/build contracts for 26 new facilities totaling $150M in revenues.  After graduating from college, he began his career at Procter & Gamble where worked through several staff assignments.

Career History

President, Unique Solutions, LLC, 2006 to present. Startup systems/project management firm.  Developed, marketed and installed advanced project management systems for construction & construction engineering firms.  He trained hundreds of professionals on methods for cost control, efficient operations and effective program management.

Senior VP, Fluor Corp., 2001-2006.  $22B Construction/engineering services leader.  Recruited back to former employer and became responsible for operations, sales and marketing in high tech and general industrial markets for construction engineering services.  Managed design, construction operations and design/build projects worldwide for his $1.5B division.

Senior VP, Jacobs Engineering Co., 1994-1999.  $10B construction/engineering firm.  Managed P&L, project execution and business development in the semiconductor, pulp & paper, chemical, healthcare, government and education markets.  Contributions in international business development.

Earlier: Served as Executive VP for CRSS, Inc., a $900M construction/engineering firm acquired by Jacobs Engineering.  He managed business development and project execution in the pulp & paper, food, high tech, chemical and pharmaceutical industries, among others.

Education & Personal - Mr. McMahon has completed substantial professional training in business development and project management disciplines through coursework, workshops and symposiums.  He is active in several professional organizations and has been involved in charity work in his local community.  He is President of a local high school athletic Boosters Club for which he has helped to raise hundreds of thousands of dollars.  Mike has managed business extensively in Europe and Asia.  During leisure time, he enjoys reading, being a volunteer Varsity football coach, photography and landscaping projects.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: October 17., 2011	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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